UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 11, 2010

DELTA ENTERTAINMENT GROUP, INC,

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-165719	27-1059780
(Commission File Number)	(IRS Employer Identification No.)

1200 Stirling Road Suite 11A & B Dania, Florida 33004

(Address of Principal Executive Offices)

7359 Ballantrae Court, Boca Raton, Florida 33496

(Former Address or Principal Executive Offices

818-539-6507

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 11, 2010,  Michelle Tucker,  for personal reasons tendered her resignation as the Company’s president, chief financial officer, secretary and director.  There were no disagreements between Ms. Tucker and  the Company regarding its operations or procedures.  A copy of this Form 8-k has been provided to Ms. Tucker.

Mr. Freeman, who is currently  a member of our Board of Directors,  will   now  serve as the Company’s sole officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2010
Delta Entertainment Group, Inc.
	By:	/s/Marshall Freeman
Marshall Freeman, CEO